Exhibit 99.1

CHARLES & COLVARD ANNOUNCES REVERSE STOCK SPLIT

FOR IMMEDIATE RELEASE

RESEARCH TRIANGLE PARK, N.C. – May 15, 2024 – Charles & Colvard, Ltd. (Nasdaq: CTHR) (the “Company”), a globally recognized fine jewelry company that specializes in moissanite and lab grown diamonds, announced today that the Company’s Board of Directors has approved a one-for-ten (1:10) reverse split of the Company’s common stock, no par value per share (the “Reverse Stock Split”), to be effective as of 12:01 a.m. Eastern Time on May 17, 2024 (the “Effective Date”). The Reverse Stock Split is intended to bring the Company into compliance with Nasdaq’s $1.00 per share minimum bid price requirement for continued listing. The Company expects its common stock to begin trading on a split-adjusted basis on the Nasdaq Capital Market as of the commencement of trading on May 17, 2024 with a new CUSIP number of 159765205. The ticker symbol for the Company stock will remain “CTHR.”

The Company’s shareholders at a special meeting held on May 7, 2024, approved a proposal to amend the Company’s Restated Articles of Incorporation to effect a Reverse Stock Split at a ratio within a range from any whole number between one-for-ten to one-for-fifteen, as determined by the Board of Directors in its sole discretion. The Company filed the Articles of Amendment to its Restated Articles of Incorporation with the North Carolina Secretary of State on May 14, 2024.

Information for Shareholders

The Reverse Stock Split will, as of the Effective Date, reduce the number of the issued and outstanding shares of the Company’s common stock from approximately 30,344,955 to approximately 3,034,496. The total authorized number of shares of common stock will remain the same. No fractional shares will be issued in connection with the Reverse Stock Split, and fractional shares resulting from the Reverse Stock Split will be rounded up to the nearest whole share. The Company’s common stock will continue to have no par value per share. No further action on the part of shareholders will be required to implement the Reverse Stock Split.

The Company's transfer agent, Equiniti Trust Company, LLC (“Equiniti”), will act as its exchange agent for the Reverse Stock Split. Equiniti will provide instructions to any shareholders with physical stock certificates regarding the process for exchanging their certificates for split-adjusted shares into “book-entry form.” Shares held by shareholders in “street name” will have their accounts automatically credited by their brokerage firm, bank or other nominee, as will any shareholders who held their shares in book-entry form at Equiniti. Equiniti can be reached at (877) 248-6417 or (718) 921-8317.

Impact on Equity Incentives

Proportionate adjustments will be made to the per-share exercise price, grant price, purchase price and/or the number of shares subject to all then outstanding stock options, restricted stock units and other awards (collectively, the “Equity Awards”) issued under the Company’s 2008 Stock Incentive Plan and 2018 Equity Incentive Plan (each, a “Plan” and, collectively, the “Plans”), which will result in a proportional decrease in the number of shares of the Company’s common stock reserved for issuance upon exercise of such Equity Awards. The number of shares then reserved for issuance under the Plans will be reduced proportionately based upon the Reverse Stock Split. All share and per share amounts in the Company’s financial statements and the notes thereto will be retroactively adjusted for all periods to give effect to the Reverse Stock Split.

Additional information about the Reverse Stock Split can be found in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2024, a copy of which is available at www.sec.gov or at https://ir.charlesandcolvard.com under the Financials tab.

About Charles & Colvard, Ltd.

Charles & Colvard, Ltd. (Nasdaq: CTHR) believes that fine jewelry should be as ethical as it is exquisite. Charles & Colvard is the original creator of lab grown moissanite (a rare gemstone formed from silicon carbide). The Company brings revolutionary gems and fine jewelry to market by using exclusively Made, not Mined™ above ground gemstones and a dedication to 100% recycled precious metals. The Company’s Forever One™ moissanite and Caydia® lab grown diamond brands provide exceptional quality, incredible value and a conscious approach to bridal, high fashion, and everyday jewelry. Charles & Colvard was founded in 1995 and is based in North Carolina's Research Triangle Park region. For more information, please visit www.charlesandcolvard.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements expressing expectations regarding our future and projections relating to our products, sales, revenues, and earnings are typical of such statements and are made under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, representations, and contentions and are not historical facts and typically are identified by use of terms such as “may,” “will,” “should,” “could,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “continue,” and similar words, although some forward-looking statements are expressed differently.

All forward-looking statements are subject to the risks and uncertainties inherent in predicting the future. You should be aware that although the forward-looking statements included herein represent management’s current judgment and expectations, our actual results may differ materially from those projected, stated, or implied in these forward-looking statements as a result of many factors including, but not limited to, (1) our business and our results of operations could be materially adversely affected as a result of general economic and market conditions; (2) our future financial performance depends upon increased consumer acceptance, growth of sales of our products, and operational execution of our strategic initiatives; (3) we face intense competition in the worldwide gemstone and jewelry industry; (4) we have historically been dependent on a single supplier for substantially all of our silicon carbide, or SiC, crystals, the raw materials we use to produce moissanite jewels; if our supply of high-quality SiC crystals is interrupted, our business may be materially harmed; (5) constantly evolving privacy regulatory regimes are creating new legal compliance challenges; (6) our information technology, or IT, infrastructure, and our network has been and may be impacted by a cyber-attack or other security incident as a result of the rise of cybersecurity events; (7) we are subject to certain risks due to our international operations, distribution channels and vendors; (8) our business and our results of operations could be materially adversely affected as a result of our inability to fulfill orders on a timely basis; (9) we are currently dependent on a limited number of distributor and retail partners in our Traditional segment for the sale of our products; (10) we may experience quality control challenges from time to time that can result in lost revenue and harm to our brands and reputation; (11) seasonality of our business may adversely affect our net sales and operating income; (12) our operations could be disrupted by natural disasters; (13) sales of moissanite and lab grown diamond jewelry could be dependent upon the pricing of precious metals, which is beyond our control; (14) our current customers may potentially perceive us as a competitor in the finished jewelry business; (15) if the e-commerce opportunity changes dramatically or if e-commerce technology or providers change their models, our results of operations may be adversely affected; (16) governmental regulation and oversight might adversely impact our operations; (17) the effects of COVID-19 and other potential future public health crises, epidemics, pandemics or similar events on our business, operating results, and cash flows are uncertain; (18) the execution of our business plans could significantly impact our liquidity and we might not be able to continue as a going concern; (19) we are subject to arbitration, litigation and demands, which could result in significant liability and costs, and impact our resources and reputation; (20) the financial difficulties or insolvency of one or more of our major customers or their lack of willingness and ability to market our products could adversely affect results; (21) negative or inaccurate information on social media could adversely impact our brand and reputation; (22) we rely on assumptions, estimates, and data to calculate certain of our key metrics and real or perceived inaccuracies in such metrics may harm our reputation and negatively affect our business; (23) we may not be able to adequately protect our intellectual property, which could harm the value of our products and brands and adversely affect our business; (24) environmental, social, and governance matters may impact our business, reputation, financial condition, and results of operations; (25) if we fail to evaluate, implement, and integrate strategic acquisition or disposition opportunities successfully, our business may suffer; (26) our failure to maintain compliance with The Nasdaq Stock Market’s continued listing requirements could result in the delisting of our common stock; (27) some anti-takeover provisions of our charter documents may delay or prevent a takeover of our Company; and (28) we cannot guarantee that our share repurchase program will be utilized to the full value approved, or that it will enhance long-term stockholder value and repurchases we consummate could increase the volatility of the price of our common stock and could have a negative impact on our available cash balance, in addition to the other risks and uncertainties described in more detail in our filings with the U.S. Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the fiscal year ended June 30, 2023 and subsequent reports filed with the SEC. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur except as required by the federal securities laws, and you are urged to review and consider disclosures that we make in the reports that we file with the Securities and Exchange Commission, or SEC, that discuss other factors relevant to our business.

Company Contact:

Clint J. Pete, Chief Financial Officer, 919-468-0399, ir@charlesandcolvard.com.

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